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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of PETROFINA S.A. on Form S-8 of our report dated March 26, 1998 appearing in the Annual Report on Form 20-F of PETROFINA S.A. for the year ended
December 31, 1997.


                                        July 13, 1998

                                        THE STATUTORY AUDITOR

                                        /s/ MICHEL C. VAES
                                        ---------------------
                                        DELOITTE & TOUCHE
                                        Reviseurs d'Entreprises s.c.c.
                                        Represented by Michel C. Vaes